Essential to care Q1FY2009 Investor/Analyst Call October 29, 2008 Exhibit 99.3

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in
Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding the planned spin-off of the clinical and medical products businesses as a new stand-alone entity, including the timing and terms of any such spin-off and whether such spin-off will be completed, and uncertainties regarding the impact of the planned spin-off on Cardinal Health, the new clinical and medical products company and the potential market for their respective securities; competitive pressures in Cardinal Health's various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships;
uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health's manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; the costs, difficulties and uncertainties related to the integration of acquired businesses; uncertainties related to the recent disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit and the impact of the financial market disruptions on Cardinal Health’s customers and vendors; and
conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management’s views as of October 29, 2008. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com. A transcript of the conference call will be available on the investor relations page at
www.cardinalhealth.com

Agenda
Opening remarks Kerry Clark
Chairman and Chief Executive Officer
Financial overview Jeff Henderson
Chief Financial Officer
HSCS comments George Barrett
Vice Chairman and CEO
Healthcare Supply Chain Services
CMP comments Dave Schlotterbeck
Vice
Chairman and CEO
Clinical and Medical Products
Q&A

4 Q1 FY2009 Results * * * * 8 8 *

Q1 FY2009 Financial Review
$24,347
$426
$250
$0.69
($352)
12.7%
($M)
11%
(13%)
(18%)
(16%)
%
Change¹
GAAP Basis
$24,347
$482
$268
$0.74
13.6%
($M)
11%
(6%)
(16%)
(14%)
%
Change¹
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $426 $0.69 $490 $0.82
Special Items $52 $0.10 $23 $0.04
Impairments,
(gain)/loss on sale of
assets and other, net $4 ($0.05) -- --
Non-GAAP
Consolidated $482 $0.74 $512 $0.86
Q1 FY 2009 Q1 FY 2008
Q1 FY2009 Operating Earnings and EPS
• Going forward, costs associated with the spin-off and the separation of the two companies will be identified separately
– A significant portion of the incremental costs that will be incurred will be classified as special items in accordance with company practices.
– The total costs incurred, including special items, in Q1FY09 related to the spin-off were less than $1M.

Healthcare Supply Chain Services
Business Analysis
Highlights:
• Revenue up 11% on growth in pharma and medical supply chain business
•
Revenue from bulk¹
customers up 20% on increased volumes from existing customers and customer wins
•
Revenue from non-bulk²
customers up 4%, driven by growth in retail chain and hospital markets
• Segment profit down 16%, driven by pharma customer repricings, controlled substance anti-
diversion impact and branded price inflation, partially offset by revenue growth and increased profit dollars from generic products
• Increase in IT investments has begun
Revenue
Segment Profit
23,418
292
Q1 FY09
($M)
21,093
347
Q1 FY08
($M)
11%
(16%)
% Change
1
Bulk customers consist of Healthcare Supply Chain Services customers to which the segment distributes pharmaceutical, radiopharmaceutical and over-the-counter health care products to the customers’ centralized warehouse operations and mail order businesses
2
Non-bulk customers consist of Healthcare Supply Chain Services customers to which the segment distributes pharmaceutical, radiopharmaceutical and over-the-counter health care products other than bulk customers

Clinical and Medical Products
Business Analysis
Highlights:
• Segment revenue up 12% over prior year on Pyxis revenue, growth in international, and the Enturia acquisition
• Segment profit up 15% on the Enturia acquisition and organic growth, dampened in part by the increased cost of commodities
• VIASYS
®
integration continues on track; Enturia integration going very well
• Increase in R&D investment has begun
Revenue
Segment Profit
1,155
167
Q1 FY09
($M)
1,032
145
Q1 FY08
($M)
12%
15%
% Change

FY09 Financial Goals
>20% >10% Clinical and Medical Products (CMP)
Flat to (5%) >6% Healthcare Supply Chain Services (HSCS)
Profit
Growth
Revenue
Growth
Segment
$3.80 - $3.95
Non-GAAP EPS¹:
6-7%
Total revenue growth:
October 29, 2008
1
Non-GAAP diluted earnings per share from continuing operations

FY09 Assumptions Update
• Capital deployment
– Share repurchases to no more than offset equity compensation issuances
– Continue regular $0.14 quarterly dividend until spin-off is completed
• Portfolio rationalization/review
– MedSystems sale closed 8/29/08
– Tecomet sale closed 9/26/08
– Review of MSI and Pharmacy Services ongoing
• Non-GAAP effective tax rate of ~34% for the year, with Q2 rate close to Q1
• Interest and other slightly above $200M for the year;  Q2 slightly less than Q1
• Special items and/or other expenses / charges related to spin-off not included in guidance
– Anticipate a significant portion of costs related to spin-off may be classified as special items in accordance with company practices

HSCS Update
• DEA settlement complete
• Early progress on revenue growth from non-bulk
customers
• Progress in Med Supply Chain SKU rationalization
• I/T investments have begun
• Physician office program customization begun
• MSC - Lab/Ambulatory performing well

CMP Update
• Q1 results solid
– Strong customer relationships in uncertain economic
environment
– No change in competitive landscape
• Progress with strategic investments
– MedMined™
– Pyxis
®
supply
• Strong annuity stream with disposables
• Product remediation on track for calendar year-end
completion
• Continue to invest, increasing R&D as % of sales

13 Summary * * * * * * *

FY 2009 Priorities
• Continue to invest in enhancing quality and
regulatory systems
• Return HSCS to steady growth
• Continue to invest in CMP growth
• Complete integrations (VIASYS
®
, Enturia, Borschow)
• Execute spin-off transaction

Q&A

* * *

17 Q1FY09 Trailing Five Quarters * * * * * * *

Segment Analysis:  Q1FY09
$292
$23,418
Q1FY09
$324
$21,863
Q4FY08
$377
$21,923
Q3FY08
(16%)
11%
Q1FY09/
Q1FY08
% change
$315 $347 Segment
Profit ($M)
$22,346 $21,093 Revenue
($M)
Q2FY08 Q1FY08
Healthcare Supply Chain Services
$167
$1,155
Q1FY09
$229
$1,270
Q4FY08
$190
$1,170
Q3FY08
15%
12%
Q1FY09/
Q1FY08
% change
$171 $145 Segment
Profit ($M)
$1,133 $1,032 Revenue
($M)
Q2FY08 Q1FY08
Clinical and Medical Products

19 Segment Analysis: Q1FY09 $24 $273 Q1FY09 $27 $288 Q4FY08 $26 $308 Q3FY08 7% (7%) Q1FY09/ Q1FY08 % change $25 $22 Segment Profit ($M) $301 $294 Revenue ($M) Q2FY08 Q1FY08 All Other Segment

20 GAAP to Non-GAAP Reconciliation Statements * * * * * * *

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter 2009
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP
Operating Earnings
Amount	$426	$52	$4	$482
Growth Rate	(13)%			(6)%

Provision for Income Taxes	$114	$17	$21	$152

Earnings from Continuing Operations
Amount	$250	$35	$(17)	$268
Growth Rate	(18)%			(16)%

Diluted EPS from Continuing Operations
Amount	$0.69	$0.10	$(0.05)	$0.74
Growth Rate	(16)%			(14)%

	First Quarter 2008
	GAAP	Special Items	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP
Operating Earnings
Amount	$490	$23	—	$512
Growth Rate	9%			8%

Provision for Income Taxes	$144	$8	—	$151

Earnings from Continuing Operations
Amount	$303	$15	—	$318
Growth Rate	4%			3%

Diluted EPS from Continuing Operations
Amount	$0.82	$0.04	—	$0.86
Growth Rate	15%			15%

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter
(in millions)	2009	2008
GAAP Return on Equity	12.7%	16.7%

Non-GAAP Return on Equity
Net earnings	$249.1	$301.8
Special items, net of tax, in continuing operations	35.3	14.8
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	(17.3)	(0.1)

Adjusted net earnings	$267.1	$316.5

Annualized	$1,068.4	$1,266.0

Divided by average shareholders’ equity [1]	$7,832.8	$7,222.6

Non-GAAP return on equity [2]	13.6%	17.5%

	First Quarter
	2009	2008
GAAP Return on Invested Capital [2]	6.03%	7.17%

Non-GAAP Return on Invested Capital
Net earnings	$249.1	$301.8
Special items, net of tax, in continuing operations	35.3	14.8
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	(17.3)	(0.1)
Interest expense and other, net of tax	39.9	27.5

Adjusted net earnings	$307.0	$344.0

Annualized	$1,228.0	$1,376.0

Divided by average total invested capital [3]	$19,177.2	$18,365.9

Non-GAAP return on invested capital [2]	6.40%	7.49%

[1]	The average shareholders’ equity shown above is calculated using the average of the prior year’s fourth quarter and the current quarter.
[2]	See definitions for explanation of changes in method of calculating these financial measures from prior quarters.
[3]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior year’s fourth quarter and the current quarter. Unrecorded goodwill is $7.5 billion for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter
(in millions)	2009	2008
GAAP Effective Tax Rate from Continuing Operations	31.4%	32.2%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$363.9	$446.9
Special items	52.4	22.5
Impairments, (gain)/loss on sale of assets and other, net	3.6	(0.2)

Adjusted earnings before income taxes and discontinued operations	$419.9	$469.2

Provision for income taxes	$114.1	$143.7
Special items tax benefit	17.1	7.7
Impairments, (gain)/loss on sale of assets and other, net, tax impact	20.9	(0.1)

Adjusted provision for income taxes	$152.1	$151.3

Non-GAAP effective tax rate from continuing operations [1]	36.2%	32.2%

	First Quarter
	2009	2008
Debt to Total Capital	32%	35%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$166.5	$386.8
Long-term obligations, less current portion and other short-term borrowings	3,597.0	3,347.5

Debt	$3,763.5	$3,734.3
Cash and equivalents	(672.2)	(1,289.6)

Net debt	$3,091.3	$2,444.7
Total shareholders’ equity	$7,918.1	$7,068.2
Capital	$11,009.4	$9,512.9
Net debt to capital	28%	26%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairments, (gain)/loss on sale of assets and other, net, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

[1]	See definitions for explanation of changes in method of calculating these financial measures from prior quarters.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings plus interest expense and other divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairments, (gain)/loss on sale of assets and other, net, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items and impairments, (gain)/loss on sale of assets and other, net) divided by (earnings before income taxes and discontinued operations adjusted for special items and impairments, (gain)/loss on sale of assets and other, net) 2

Non-GAAP Operating Earnings: operating earnings excluding special items and impairments, (gain)/loss on sale of assets and other, net

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings excluding special items and impairments, (gain)/loss on sale of assets and other, net, both net of tax) divided by average shareholders’ equity 2

Non-GAAP Return on Invested Capital: (annualized net earnings excluding special items, impairments, (gain)/loss on sale of assets and other, net and interest expense and other all net of tax) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 2

[1]

During the first quarter of fiscal 2009, the Company began to exclude interest expense from the calculation of GAAP return on invested capital. Prior year results have been recast to reflect the new calculation methodology.

[2]

During the first quarter of fiscal 2009, the Company began to exclude the impact of impairments, (gain)/loss on sale of assets and other, net, net of tax from the calculation of non-GAAP effective tax rate from continuing operations, non-GAAP return on equity and non-GAAP return on invested capital consistent with the calculation of other non-GAAP financial measures. Prior year results have been recast to reflect the new calculation methodology.